Derivative Instruments Derivative Instruments (Derivative Liabilities Offset in the Consolidated Balance Sheet) (Details) (Interest Rate Swap, USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Interest Rate Swap
Offsetting Liabilities [Line Items]
Gross Amounts of Recognized Liabilities	$ 10,253
Net Amounts of Liabilities presented in the Statement of Financial Position	10,253
Fair Value of Financial Collateral	13,264
Total of Gross Amounts Not Offset in the Statement of Financial Position Including Applicable Netting Agreement and Fair Value of Collateral	13,264
Net Amount	$ 0